                                                                   EXHIBIT 10.10

                  COMMERCIAL LINE OF CREDIT AGREEMENT AND NOTE

-----------------------------------------------------------------------------------------------------------------------------------
NAME(S)/ADDRESSES OF BORROWERS(S) ("Borrower, I, My, Or Me")        NAME/ADDRESS OF LENDER (CREDITOR) ("Lender, You or Your")
CITIZENS FIRST CORPORATION                                          FIRST SECURITY BANK OF LEXINGTON
                                                                    400 E. MAIN STREET
1805 CAMPBELL LANE                                                  LEXINGTON KY 40507
BOWLING GREEN KY 42102
-----------------------------------------------------------------------------------------------------------------------------------
                     DATE OF
  NOTE NUMBER      TRANSACTION    MATURITY DATE                        OFFICE
-----------------------------------------------------------------------------------------------------------------------------------
  7000037          10/30/1998      10/08/1999                         001
-----------------------------------------------------------------------------------------------------------------------------------
For value received, on or before the Maturity Date, the undersigned Borrower promises to pay the principal amount or such lesser sum as shall have been advanced by Lender to Borrower under the line of credit hereinafter described, together with interest, and any other charges, including service charges, to the order of Lender at its address noted above or holder, all in lawful money of the United States of America. The undersigned further agrees to the terms below and on page two of this Note. Words, numbers or phrases preceded by a box are applicable only if the box is checked.
-----------------------------------------------------------------------------------------------------------------------------------
LINE OF CREDIT AMOUNT
TWO HUNDRED FIFTY THOUSAND AND 0/100'S                                             DOLLARS    $250,00.00
-----------------------------------------------------------------------------------------------------------------------------------
PAYMENT SCHEDULE:
Payments on this Line of Credit will be due as follows:
[ ] interest only starting                                            and payable [ ] monthly  [ ] quarterly.
[ ]
[ ] interest, principal and other charges due on Maturity Date.
[X] other payment schedule: PRINCIPAL AND INTEREST DUE UPON MATURITY
    OCTOBER 8, 1999

 INTEREST RATE:
 This Line of Credit is subject to [ ] a fixed interest rate of      % per annum. [X] a variable simple rate, which is
 [ ]       % greater than: [X] equal to: [ ]                           % less than: the following Index:
 NATIONAL PRIME RATE AS PUBLISHED IN THE WALL STREET JOURNAL

-----------------------------------------------------------------------------------------------------------------------------------
   Initial     Prime Variable    Minimum Interest   Maximum Interest
Interest Rate    Index Rate            Rate               Rate                      Interest rate changes May occur every
-----------------------------------------------------------------------------------------------------------------------------------
    8.000%         8.000%                     %                  %                         Daily
-----------------------------------------------------------------------------------------------------------------------------------
Interest may be calculated on the unpaid balance for the actual days outstanding on a 365/360 day basis or any other per day basis resulting in a lesser interest factor, unless the principal amount of My loan is $15,000 or less, in which case a 360/360 or
365/365 day basis will be used, as determined by Lender.

DEFAULT RATE:  If in default the interest rate shall be:  [ ]    % per annum. [ ]     % in excess of the index

LATE CHARGE:  If Borrower is more than 10 days late in making any payment, in addition to such payment, Borrower will pay a late charge of:

[ ] the lesser of.   [X] the greater of    [ ] and amount equal to    [X]  $50.00  or   [X]  5.00% of the payment in default

PAYABLE ON DEMAND:  [ ] Payments is due upon demand. [ ] Payment is due upon demand, but in any event, not later than Maturity date
-----------------------------------------------------------------------------------------------------------------------------------
TERMS/ADVANCES: This Line of Credit is:

[X] OBLIGATORY: Lender will continue to make advances under this Line of Credit unless: (a) the maximum amount on this Line of
    Credit is outstanding; (b) the undersigned has breached any of the promises contained in this Agreement or any other agreement noted below: (c) the undersigned makes a request for an advance after the Maturity Date noted above; (d) other:

[ ] DISCRETIONARY: Lender may refuse to make additional advances under this Line of Credit for the following reasons: (a) the
    aggregated advances under this Line of Credit exceeds $                ; (b) other:

-----------------------------------------------------------------------------------------------------------------------------------
[ ] ADDITIONAL NOTE PROVISIONS:





-----------------------------------------------------------------------------------------------------------------------------------
Security for this Line of Credit Agreement and Note, if any, By Way of Description but not By Way of Limitation, is as follows:

 ASSIGNMENT OF MORGAN KEEGAN AND COMPANY, INC. ACCOUNT
 #1703970-1, TOGETHER WITH ALL CASH, SECURITIES AND OTHER
 ASSETS FROM TIME TO TIME MAINTAINED IN THE ACCOUNT

-----------------------------------------------------------------------------------------------------------------------------------
The Borrower expressly agrees to all the provisions hereof and signifies assent thereto by the signature below.
-----------------------------------------------------------------------------------------------------------------------------------
IN WITNESS WHEREOF, the Borrower has executed this Agreement on the date and year shown below.

By x /s/ MARY COHRON                  10/29/98                 BY x
  -----------------------------------------------                 --------------------------------------------
   MARY COHRON                          Date                                                         Date

Its PRESIDENT & CEO                                            Its


By x                                                           BY x
  -----------------------------------------------                 --------------------------------------------
                                        Date                                                         Date

Its                                                            Its
-----------------------------------------------------------------------------------------------------------------------------------

ADDITIONAL PROVISIONS

Advances of principal, repayment, and readvances may be made under this Line of Credit Agreement and Note from time to time, but Lender, in its sole discretion and subject to provisions related to obligatory and discretionary advances, may refuse to make advances or readvances hereunder during any period(s) this Agreement and Note is in default. All advances made hereunder shall be charged to a loan account in Borrower's name on Lender's books, and Lender shall debit to such account the amount of each advance made, and credit to such account the amount of each repayment made by Borrower. If the Lender furnishes the Borrower with a statement of Borrower's loan account, such statement shall be deemed to be correct, accepted by, and binding upon Borrower, unless Lender receives a written statement exception from Borrower within ten (10) days after such statement has been furnished.

This Agreement and Note may be paid in full or in part at any time subject to the repayment provisions spelled out on page one hereof, without payment of any prepayment fee or penalty. All payments received shall, at the option of Lender, first be applied against accrued and unpaid interest and the balance against principal. Borrower expressly assumes all risks of loss or delay in delivery of any payment made by mail, and no course of conduct or dealing shall affect Borrower's assumption of these risks. If Lender shall determine that the effective interest rate of this Note is, or may be, usurious or otherwise limited by law, the unpaid balance of this Note, with accrued interest at the highest rate then permitted by law shall, at the Lender's option, become immediately due and payable.

Unless this Note is due upon demand, in which case the provisions of this paragraph shall not apply, upon the occurrence of any of the following events of default, Lender, at its option and without notice to Borrower, may declare the entire unpaid balance of this Note and all accrued interest, together with all other indebtedness of Borrower to Lender, to be immediately due and payable: (a) Borrower's failure to pay any installment of principal or interest when due; (b) any default by Borrower under any loan agreement, security agreement, mortgage or other agreement executed in connection with this Line of Credit Agreement and Note; (c) the death, dissolution or termination of existence of Borrower; (d) if Borrower is generally not paying his debts as such debts become due; (e) the commencement of any proceeding under the bankruptcy or insolvency laws by or against Borrower; (f) if any other indebtedness or Borrower to Lender or to any other creditor shall become due and remains unpaid after acceleration of the maturity or after maturity; (g) if any writ of attachment, garnishment, execution, tax lien or similar proceeding shall be issued against any property of Borrower; (h) Borrower's business shall be sold to, or merged with, any other business, individual or entity; (i) Lender, in good faith, believes the Borrower's ability to repay its indebtedness under this Line of Credit Agreement and Note, any Collateral, or Lender's ability to resort to any Collateral, is or soon will be impaired, time being of the very essence. If there is a Default Rate shown on page one, it may be applied to all periods of time in which a default exists.

If this Line of Credit Agreement and Note is secured by a security agreement, mortgage, or loan agreement of even or previous date, it is subject to all the terms thereof. Additionally, the Lender may, upon deeming itself insecure or upon Borrower's default in payment or in the terms of this or any other agreement Borrower may have with Lender, declare the entire principal amount due and payable. The Borrower severally waives demand, notice, and protest and to any defense due to extensions of time or other indulgence by Lender or to any substitution or release of collateral.

If the interest rate on this Line of Credit Agreement and Note is tied to an Index stated on page one, that Index is used solely to establish a base from which the actual rate of interest payable under this Line of Credit Agreement and Note will be figured, and is not a reference to any actual rate of interest charged by any lender to any particular borrower. If the interest rate varies in accordance with a selected Index, if that Index ceases to exist, Lender may substitute a similar index which will become the Index.

If this Line of Credit Agreement and Note is payable in installments, each installment payment will be due on the same day of the installment period as the day upon which payments commence, unless otherwise specified. Failure to pay this Line of Credit Agreement and Note according to specified terms shall constitute a default. If permitted by law and at Lender's option, interest up to the highest rate permitted by law may be assessed on any interest which is past due as the result of any payment not being paid when due.

The Lender shall have the right to hold or apply its own indebtedness or liability to Borrower in payment of, or to provide collateral security for the payment of this Line of Credit Agreement and Note either prior to or after Maturity Date. If legal proceedings are instituted to enforce the terms of this Line of Credit Agreement and Note, Borrower agrees to pay all costs of the Lender in connection therewith, including reasonable attorneys' fees. If this Line of Credit Agreement and Note is secured, then upon default in payment or in the terms of this Agreement, the Lender shall have all rights of a secured party under the Uniform Commercial Code and/or other law(s) governing secured transactions.

ENDORSEMENT

For value received, the undersigned (who, if two or more in number, shall be jointly and severally liable hereunder) hereby unconditionally guarantee the payment of the Line of Credit Agreement and Note on page one hereof, together with all extensions or renewals thereof and all expenses (including reasonable attorneys' fees and legal expenses) incurred in the collection thereof or the enforcement of rights under any security therefor and the enforcement hereof. Further, the undersigned waives presentment, demand, notice of dishonor, protest and all other notices whatsoever, and agrees that the holder of said Line of Credit Agreement and Note may from time to time extend or renew said Line of Credit Agreement and Note for any period (whether or not longer than the original period of said Line of Credit Agreement and Note) and grant any releases, compromises, or indulgences with respect to said Line of Credit Agreement and Note, or renewal thereof or any security therefor or to any party liable thereunder or hereunder, all without notice to or consent of any of the undersigned and without affecting the liability of the undersigned hereunder.


-------------------------------------------------------------------------------
GUARANTOR'S SIGNATURE


-------------------------------------------------------------------------------
GUARANTOR'S SIGNATURE


                        THIS AREA FOR LENDER'S USE ONLY

                                 BORROWER                                                                   INTEREST
 DATE OF         PRINCIPAL       INITIALS         PRINCIPAL     PRINCIPAL      INTEREST     INTEREST          PAID
TRANSACTION       ADVANCE     (not required)       PAYMENTS      BALANCE         RATE       PAYMENTS         THROUGH
---------------------------------------------------------------------------------------------------------------------
                 $                                $             $                      %    $

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

=====================================================================================================================

By initialing, I acknowledge this
is page 2 of 2 of the Commercial
Line of Credit Agreement and Note.         MC
                                         --------  --------  --------  --------
                                         Initials  Initials  Initials  Initials